1/2 Exhibit 10.2 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THIRD AMENDMENT TO LEASE This THIRD AMENDMENT TO LEASE (this “Amendment”) between B&N 141-302, LLC, a Washington limited liability company (“Landlord”) and SEATTLE GENETICS, INC., a Delaware corporation (“Tenant”). Tenant, and Landlord, as successor owner to WCM 132-302, LLC, are parties to that certain Lease dated December 1, 2000, as amended by that certain First Amendment to Lease dated May 28, 2003 and that certain Second Amendment to Lease dated July 1, 2008 (as amended, the “Lease”). Capitalized terms which are not defined herein shall have the meanings set forth in the Lease. WCM HIGHLANDS II, LLC, an affiliate of Landlord, and Tenant are in the process of entering into a lease for the building located at 21717 30th Drive SE (the “Ridgepoint Lease”). In order to induce the landlord to provide a $[ * ] allowance in the Ridgepoint Lease, Tenant has agreed to cancel the termination options contained in the Lease. Landlord and Tenant agree as follows: 1. CANCELLATION OF TERMINATION RIGHTS. In consideration of the inclusion of a $[ * ] allowance for lobby improvements in the Ridgepoint Lease, Tenant’s termination rights set forth in Section 7 of the Second Amendment to the Lease are hereby cancelled. 2. EFFECTIVE DATE. This Amendment shall take effect upon the mutual execution and delivery of the Ridgepoint Lease. 3. NO OTHER AMENDMENTS. Except as modified by this Amendment, the First and Second Amendment, the Lease remains in full force and effect and has not been modified or amended. DATED: May 9, 2011 L andlord: B&N 131-302, LLC, a Washington limited liability company By: Washington Capital Management, Inc. Its: Manager By: / s/ Cory A. Carlson Cory A. Carlson, President T enant: SEATTLE GENETICS, INC., a Delaware corporation By: / s/ Clay B. Siegall, PhD Its: President & CEO

2/2 STATE OF WASHINGTON ) ) ss. COUNTY OF KING ) I certify that I know or have satisfactory evidence that Patrick S. Malley is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as Senior Vice President of Washington Capital Management, Inc., Manager of B&N 141-302, LLC, a Washington limited liability company to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument. DATED: May 9, 2011. STATE OF WASHINGTON ) ) ss. COUNTY OF KING ) /s/ Jennifer Ourada (Signature of Notary Public) Jennifer Ourada (Printed Name of Notary Public) My Appointment expires 8-20-14 I certify that I know or have satisfactory evidence that Todd Simpson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as CFO of SEATTLE GENETICS, INC., a Delaware corporation to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument. DATED: May 9, 2011. /s/ Amy L. Olofson (Signature of Notary Public) Amy L. Olofson (Printed Name of Notary Public) My Appointment expires 10-9-14